UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  June 14, 2007

PUREDEPTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	None	47-0892061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Shoreline Drive, Suite 610
Redwood City, California 94065
(Address of principal executive offices) (Zip code)

(650) 632-0800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On June 14, 2007, PureDepth, Inc. (the “Company”) filed its Quarterly Report on Form 10-QSB providing its operating and financial results for the three months ended April 30, 2007.

On June 15, 2007, The Company announced that it will host a conference call with investors at 3:30 p.m. ET on Monday, June 18, 2007 to discuss the results of the quarter. To participate on the call, the toll free dial in number is 800-811-8824. International callers can access the call by dialing 913-981-4903. The confirmation code for the call is: 9368432.

The call will also be web cast through the Company's web site at www.puredepth.com. A replay of the call will also be available until 5 p.m. ET (2 p.m. PT) on Friday, June 22, 2007. The number to access the replay is: 719-457-0820. The confirmation code for the replay is 9368432. In addition, the call will be archived under the "Investor Relations" link on the Company's web site.

A copy of the press release dated June 15, 2007 related to the foregoing disclosures is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated June 15, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUREDEPTH, INC.: ( Registrant )

Date: June 18, 2007	By:	/s/ Fred Angelopoulos
FRED ANGELOPOULOS Chief Executive Officer